MAY 8, 2025 Carlyle Reports First Quarter 2025 Financial Results

Carlyle Reports First Quarter 2025 Financial Results WASHINGTON, D.C. AND NEW YORK – May 8, 2025 – Global investment firm The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for the first quarter ended March 31, 2025. U.S. GAAP Results U.S. GAAP results for Q1 2025 included income before provision for income taxes of $171 million and a margin on income before provision for income taxes of 17.6%. Dividend The Board of Directors has declared a quarterly dividend of $0.35 per common share to holders of record at the close of business on May 19, 2025, payable on May 27, 2025. Conference Call Carlyle will host a conference call at 8:30 a.m. EDT on Thursday, May 8, 2025, to discuss its first quarter financial results. The call will be available via public webcast from the Shareholders section of Carlyle's website at www.carlyle.com and a replay will be available on our website soon after the call’s completion. About Carlyle Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across its business and conducts its operations through three business segments: Global Private Equity, Global Credit, and Carlyle AlpInvest. With $453 billion of assets under management as of March 31, 2025, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies, and the communities in which we live and invest. Carlyle employs more than 2,300 people in 29 offices across four continents. Further information is available at www.carlyle.com. Follow Carlyle on X @OneCarlyle and LinkedIn at The Carlyle Group. “Our quarterly results reflect focused execution against our long-term strategy, evidenced by record Fee Related Earnings, FRE margin, and assets under management. In today’s dynamic environment, the scale of our global platform, our asset-light approach, and our decades of experience investing capital position us well to navigate across market cycles and capture opportunities. With $84 billion in dry powder and on the ground insights across global markets, we remain confident in our ability to drive long-term value for our clients and shareholders.” HARVEY M. SCHWARTZ Chief Executive Officer

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions and statements that are not historical facts, including our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, and our dividend policy. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties, and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those Forward-Looking Statements indicated in these statements including, but not limited to, those described in this presentation and under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 27, 2025, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in our other periodic filings with the SEC. We undertake no obligation to publicly update or review any forward- looking statements, whether as a result of new information, future developments, or otherwise, except as required by applicable law. This presentation does not constitute an offer for any Carlyle fund. Contacts INVESTOR RELATIONS MEDIA Daniel Harris Brittany Berliner Kristen Ashton Phone: +1 (212) 813-4527 Phone: +1 (212) 813-4839 Phone: +1 (212) 813-4763 daniel.harris@carlyle.com brittany.berliner@carlyle.com kristen.ashton@carlyle.com

First Quarter 2025 Financial Results

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 5 • Fund management fees increased 12% in 1Q'25 from the comparable period in 2024, primarily driven by an increase in capital markets fees, and to a lesser extent, the impact of fundraising in our Carlyle AlpInvest products, the activation of fees in certain products in our Global Private Equity segment in the latter part of 2024 and an increase in catch-up management fees of $14 million. These increases were partially offset by the impacts of step-downs in certain products in our Global Private Equity segment and net investment realization activity across funds that charge fees on invested capital. • Investment income, including performance allocations, in 1Q'25 primarily reflects the accrual of unrealized performance allocations driven by appreciation in our carry fund portfolio, particularly in our U.S. buyout funds, partially offset by a reversal of unrealized performance allocations related to our Asia Buyout strategy. Additionally, during 1Q'25, we restructured the terms of our strategic investment in NGP (as defined herein), which resulted in an impairment charge of $93 million related to our investment in NGP Management (as defined herein) as well as the reversal of $38 million in investment income from NGP performance allocations. Investment loss, including performance allocations, in 1Q'24 primarily reflects the reversal of unrealized performance allocations in certain carry funds. (Dollars in millions, except per share amounts) 1Q'24 1Q'25 LTM 1Q'24 LTM 1Q'25 REVENUES Fund management fees $ 523.6 $ 586.1 $ 2,066.0 $ 2,250.6 Incentive fees 26.2 43.2 100.1 150.5 Investment income (loss), including performance allocations (83.9) 159.8 (211.6) 2,498.1 Revenue from consolidated entities 164.9 133.4 613.1 600.1 All other revenues 57.6 50.6 225.7 211.2 Total Revenues 688.4 973.1 2,793.3 5,710.5 EXPENSES Cash-based compensation and benefits 221.9 218.4 985.4 872.0 Equity-based compensation 108.3 103.5 303.0 463.1 Performance allocations and incentive fee related compensation (72.8) 171.4 925.2 1,605.7 General, administrative and other expenses 147.7 173.6 640.6 691.5 Expenses from consolidated entities 124.6 113.5 450.0 553.8 Interest and other non-operating expenses 31.0 27.8 125.2 117.5 Total Expenses 560.7 808.2 3,429.4 4,303.6 Net investment income (loss) of consolidated funds (7.0) 6.1 (3.7) 37.1 Income (loss) before provision for income taxes1 120.7 171.0 (639.8) 1,444.0 Provision (benefit) for income taxes 21.9 12.4 (116.6) 293.1 Net income (loss) 98.8 158.6 (523.2) 1,150.9 Net income attributable to non-controlling interests 33.2 28.6 120.3 66.1 Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ 65.6 $ 130.0 $ (643.5) $ 1,084.8 Net income (loss) attributable to The Carlyle Group Inc. per common share: Basic $ 0.18 $ 0.36 $ (1.78) $ 3.03 Diluted $ 0.18 $ 0.35 $ (1.78) $ 2.95 Margin on income (loss) before provision for taxes2 17.5% 17.6% (22.9) % 25.3 % Effective tax rate 18.1% 7.3% 18.2% 20.3 % Net performance revenues3 $ (84.2) $ 51.5 $ (1,331.6) $ 789.9 Carlyle First Quarter 2025 U.S. GAAP Results Net income attributable to The Carlyle Group Inc. common stockholders was $130 million for Q1 2025, or $0.35 per share on a diluted basis See Notes at end of document.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 6 Financial Measures • Distributable Earnings (“DE”) of $455 million for Q1 2025 on a pre-tax basis, or $1.14 per common share on a post-tax basis, and $1.5 billion, or $3.79 per common share, for the LTM • Fee Related Earnings (“FRE”) of $311 million for Q1 2025 and $1.1 billion for the LTM • Realized Net Performance Revenues of $127 million for Q1 2025 and $352 million for the LTM • Net Accrued Performance Revenues of $2.7 billion as of March 31, 2025 Assets Under Management • Total Assets Under Management: $453 billion, up 6% year-over-year • Fee-earning Assets Under Management: $314 billion, up 3% year-over-year • Perpetual Capital Fee-earning AUM: $99 billion, representing 32% of total Fee-earning AUM • Pending Fee-earning AUM: $26 billion, up 67% year-over-year • Available Capital for investment: $84 billion, up 11% year-over-year Key Metrics • Inflows: $14.2 billion in Q1 2025 and $49.6 billion for the LTM • Deployment: $11.1 billion in Q1 2025 and $45.9 billion for the LTM • Realized Proceeds (carry funds): $8.6 billion in Q1 2025 and $31.2 billion for the LTM • Appreciation (carry funds): 2% in Q1 2025 and 8% for the LTM Capital Management • Declared a quarterly dividend of $0.35 per common share, payable to shareholders of record as of May 19, 2025 • Repurchased or withheld 3.3 million shares of common stock in Q1 2025, including shares withheld in the net share settlement of equity awards, totaling $177 million • As of March 31, 2025, $0.7 billion of repurchase capacity remained under our $1.4 billion repurchase authorization Carlyle First Quarter 2025 Highlights

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 7 (1) Fee related performance revenues are the realized portion of performance revenues that are measured and received on a recurring basis, are not dependent on the disposition of investments, and which are not at risk of giveback. The related compensation expense is included in cash-based compensation and benefits. (2) A reconciliation of Distributable Earnings to After-tax Distributable Earnings per common share is provided on page 28. (3) The Board of Directors has declared a quarterly dividend of $0.35 per common share to holders of record at the close of business on May 19, 2025, payable on May 27, 2025. See Notes at the end of the document for our Dividend Policy. Carlyle First Quarter 2025 Total Segment Operating Results (Dollars in millions, except per share amounts) 1Q'24 1Q'25 LTM 1Q'24 LTM 1Q'25 SEGMENT REVENUES Fund management fees $ 515.6 $ 525.5 $ 2,073.8 $ 2,117.4 Transaction and portfolio advisory fees, net and other 26.7 77.9 90.7 214.8 Fee related performance revenues1 29.1 39.5 161.3 143.1 Total segment fee revenues 571.4 642.9 2,325.8 2,475.3 Realized performance revenues 397.8 355.1 1,171.0 1,033.2 Realized principal investment income 33.7 30.0 98.7 97.3 Interest income 20.1 15.2 78.4 69.8 Total Segment Revenues $ 1,023.0 $ 1,043.2 $ 3,673.9 $ 3,675.6 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 214.3 $ 224.0 $ 985.6 $ 871.4 Realized performance revenues related compensation 255.8 227.7 567.5 681.7 Total compensation and benefits 470.1 451.7 1,553.1 1,553.1 General, administrative and other expenses 79.7 95.6 368.7 406.6 Depreciation and amortization expense 11.1 12.7 39.2 48.4 Interest expense 30.8 27.8 122.7 117.9 Total Segment Expenses $ 591.7 $ 587.8 $ 2,083.7 $ 2,126.0 Total Segment Revenues $ 1,023.0 $ 1,043.2 $ 3,673.9 $ 3,675.6 Total Segment Expenses 591.7 587.8 2,083.7 2,126.0 (=) Distributable Earnings $ 431.3 $ 455.4 $ 1,590.2 $ 1,549.6 (-) Realized Net Performance Revenues 142.0 127.4 603.5 351.5 (-) Realized Principal Investment Income 33.7 30.0 98.7 97.3 (+) Net Interest 10.7 12.6 44.3 48.1 (=) Fee Related Earnings $ 266.3 $ 310.6 $ 932.3 $ 1,148.9 After-tax Distributable Earnings per common share2 $ 1.01 $ 1.14 $ 3.62 $ 3.79 Dividend per common share3 $ 0.35 $ 0.35 $ 1.40 $ 1.40

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 8 • Distributable Earnings were $455 million in Q1 2025 and $1.5 billion for the LTM • Realized Net Performance Revenues were $127 million in Q1 2025 and $352 million for the LTM • Realized Principal Investment Income was $30 million in Q1 2025 and $97 million for the LTM Distributable Earnings $859 $1,105 $1,149 $1,431 $1,526 $1,550 2023 2024 LTM 1Q'25 Quarterly Distributable Earnings in millions, except per share amounts Distributable Earnings in millions, except per share amounts $266 $273 $278 $287 $311 $431 $343 $367 $384 $455 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 n Fee Related Earnings n Realized Net Performance Revenues, Realized Principal Investment Income, and Net Interest DE per Share $1.01 $0.78 $0.95 $0.92 $1.14 $3.24 $3.66 $3.79

Fee Related Earnings

- **Fee Related Earnings** of $311 million in Q1 2025 increased 17% compared to $266 million in Q1 2024. Fee Related Earnings was $1.1 billion for the LTM
- **FRE margin**[1] of 48% in Q1 2025 increased from 47% in Q1 2024. FRE margin for the LTM was 46%

Quarterly FRE and FRE Margin

dollars in millions



$266
$273
$278
$287
$311
47%
46%
47%
44%
48%
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25

FRE and FRE Margin

dollars in millions



$859
$1,105
$1,149
37%
46%
46%
2023
2024
LTM 1Q'25

See notes at end of document.

CARLYLE | 9

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 10 • Net Accrued Performance Revenues1 were $2.7 billion as of Q1 2025, down 2% from the prior quarter, primarily reflecting the impact of realizations and lower net accrued performance revenues in our fifth Asia buyout fund. These were partially offset by the impact of 2% appreciation across the portfolio, particularly in our seventh U.S. buyout fund • Realized Net Performance Revenues were $127 million in Q1 2025 – Q1 2025 Realized Net Performance Revenues were primarily driven by realizations in our second power fund, our fourth Europe technology fund, and our first international energy fund $2,738 $2,611 $2,611 $2,688$127 $77 4Q’24 Realized Net Performance Revenues Net Performance Revenues & Other 1Q'25 Performance Revenues 2 Net Accrued Performance Revenues Realized Net Performance Revenues ($mn) 4Q'24 1Q'25 1Q'25 Global Private Equity3 $ 2,005 $ 1,902 $ 117 Corporate Private Equity 1,442 1,455 19 Real Estate 131 122 3 Infrastructure & Natural Resources 432 325 96 Global Credit 192 217 5 Carlyle AlpInvest 541 569 5 Total $ 2,738 $ 2,688 $ 127 Net Accrued Performance Revenues dollars in millions See notes at end of document. Totals may not sum due to rounding.

Total Assets Under Management

Total Assets Under Management[1] of $453 billion at March 31, 2025 increased 3% from the prior quarter. The increase in Q1 2025 was driven by a 5% increase in Carlyle AlpInvest AUM attributable to inflows, particularly in our secondaries & portfolio finance, co-investment, and CAPM funds. Global Credit AUM increased 4% in Q1 2025, driven by inflows across the segment, primarily in our insurance solutions and asset-backed finance strategies. Total Assets Under Management was up 6% from one year ago

Total AUM by Segment

in billions



YoY Change
$425
$453
6%
$80
$89
12%
$186
$199
7%
$159
$164
3%
1Q'24
1Q'25
Global Private Equity
Global Credit
Carlyle AlpInvest

	1Q'24	1Q'25
Available Capital[2]	*$76 billion*	*$84 billion*

Total AUM by Product Type

in billions



$88
$83
$453BN
Total AUM
$282
Carry Funds
Insurance Solutions
Credit & Other (non-carry funds)[3]

See notes at end of document. Totals may not sum due to rounding.

CARLYLE | 11

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 12 Performance Fee Eligible AUM4 of $231 billion was up 2% quarter-over-quarter, primarily driven by inflows in our Carlyle AlpInvest funds and 2% appreciation across the carry fund portfolio. Performance Fee Eligible AUM was up 7% from $217 billion one year ago $101 $20 $45 $166 Performance Fee-Generating Fair Value Eligible Fair Value not yet Generating Performance Fees Global Private Equity Global Credit Carlyle AlpInvest Total Performance Fee Eligible Assets Under Management $140 $28 $63 $231BN Performance Fee Eligible AUM See notes at end of document. Totals may not sum due to rounding. $73 $14 $43 $131 Performance Fee Eligible Fair Value in billions Performance Fee Eligible AUM in billions In-Carry Ratio5 79% up from 68% one year ago n Global Private Equity n Global Credit n Carlyle AlpInvest

Fee-earning Assets Under Management

Fee-earning Assets Under Management[6] of $314 billion at March 31, 2025 were up 3% from the prior quarter, driven by a 4% increase in Global Credit from inflows in insurance solutions and deployment across the platform, as well as a 4% increase in Carlyle AlpInvest. Fee-earning Assets Under Management were up 3% from one year ago. **Pending FEAUM** of $26 billion includes $7 billion related to our tenth U.S. real estate fund, which activated fees on April 1

FEAUM by Segment

in billions



YoY Change
$304
$314
3%
$47
$54
16%
$153
$161
5%
$104
$99
(5)%
1Q'24
1Q'25
Global Private Equity
Global Credit
Carlyle AlpInvest

Pending FEAUM[7]	$15 billion	$26 billion

Perpetual FEAUM[8]

in billions, 32% of Total FEAUM



$77
$99BN
$10 billion increase year-over-year
$7
$6
$10
Real Estate
Insurance Solutions
Direct Lending
Other

See notes at end of document. Totals may not sum due to rounding.

CARLYLE | 13

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 14 Key Metrics Activity • Inflows1 were $14.2 billion in Q1 2025, driven by our insurance solutions and asset-backed finance strategies in Global Credit, as well as our secondaries & portfolio finance and co-investments strategies and CAPM funds in Carlyle AlpInvest. Inflows of $49.6 billion for the LTM decreased 16% compared to the prior LTM period • Deployment2 was $11.1 billion in Q1 2025, led by activity across our Global Credit platform and investments in our secondaries & portfolio finance and U.S. buyout funds. Deployment of $45.9 billion for the LTM increased 45% compared to the prior LTM period • Realized Proceeds from carry funds were $8.6 billion in Q1 2025, driven by our power, U.S. buyout, and opportunistic credit funds. Realized Proceeds of $31.2 billion for the LTM increased 41% compared to the prior LTM period • Carry Fund Appreciation was 2% in Q1 2025 and 8% for the LTM INFLOWS DEPLOYMENT REALIZED PROCEEDS Carry Funds APPRECIATION Carry Funds ($bn) 1Q'25 LTM 1Q'25 1Q'25 LTM 1Q'25 1Q'25 LTM 1Q'25 1Q'25 LTM 1Q'25 Total $14.2 $49.6 $11.1 $45.9 $8.6 $31.2 2% 8% Global Private Equity3 $2.7 $13.9 $3.5 $10.1 $5.0 $19.6 2% 8% Corporate Private Equity $0.8 $3.9 $2.4 $6.3 $2.3 $12.7 2% 9% Real Estate $1.1 $8.5 $0.5 $2.4 $0.2 $1.5 1% 5% Infrastructure & Natural Resources $0.8 $1.5 $0.6 $1.4 $2.6 $5.3 3% 9% Global Credit $7.5 $23.3 $5.3 $26.1 $1.7 $5.1 4% 14% Carlyle AlpInvest $3.9 $12.4 $2.4 $9.6 $1.9 $6.6 1% 5% See Notes at end of document. Totals may not sum due to rounding.

Segment Highlights

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 16 Global Private Equity • Total AUM was $164 billion as of March 31, 2025, flat from the prior quarter, as Inflows of $2.7 billion, portfolio appreciation, and positive foreign exchange activity offset realizations. Inflows in Q1 2025 included fundraising in our U.S. real estate funds. Total AUM increased 3% from the prior year, including LTM inflows of $13.9 billion • Deployment was $3.5 billion in Q1 2025 and $10.1 billion for the LTM. Notable Q1 2025 investments included Vantive (CP VIII / CEP V / CAP V), as well as deployment in our U.S. real estate funds • Realized Proceeds totaled $5.0 billion in Q1 2025 and $19.6 billion for the LTM. Notable Q1 2025 transactions included StandardAero Inc. (CP VII), Hexaware Technologies, Ltd. (CP VII / CP VIII / CAP V), and the sale of a portfolio of assets in our second power fund (CPP II) $106 $35 $22 $164BN Total AUM (Dollars in millions) 1Q'24 1Q'25 LTM 1Q'24 LTM 1Q'25 Fund management fees $ 304.6 $ 283.0 $ 1,287.5 $ 1,190.4 Transaction and portfolio advisory fees, net and other 7.1 14.5 20.1 32.0 Fee related performance revenues 3.7 — 62.4 3.2 Fee Revenues $ 315.4 $ 297.5 $ 1,370.0 $ 1,225.6 Cash-based compensation and benefits 109.3 100.7 544.4 414.2 General, administration and other indirect expenses 38.6 48.7 203.4 205.3 Depreciation and amortization expense 6.4 6.9 25.7 27.3 Operating Expenses $ 154.3 $ 156.3 $ 773.5 $ 646.8 (=) Fee Related Earnings $ 161.1 $ 141.2 $ 596.5 $ 578.8 (+) Realized Performance Revenues 373.8 317.1 1,079.9 870.5 (-) Realized Performance Revenues Related Compensation 234.3 200.4 496.1 556.2 Realized Net Performance Revenues 139.5 116.7 583.8 314.3 (+) Realized Principal Investment Income (Loss) 18.9 15.1 52.3 45.9 (-) Net Interest 6.4 7.4 30.5 29.2 (=) Distributable Earnings $ 313.1 $ 265.6 $ 1,202.1 $ 909.8 See notes at end of document. Totals may not sum due to rounding. $124BN Fair Value $40BN Available Capital 8% Publicly Traded 53% Aged 4+ Years1 n Corporate Private Equity n Infrastructure & Natural Resourcesn Real Estate

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 17 Global Credit • Total AUM was $199 billion as of March 31, 2025, up 4% from the prior quarter, as Inflows of $7.5 billion and market activity more than offset outflows. Inflows activity in Q1 2025 was driven by our insurance solutions and asset-backed finance strategies. Total AUM increased 7% from one year ago, including $23.3 billion of Inflows in the LTM • Deployment was $5.3 billion in Q1 2025 and $26.1 billion for the LTM. Q1 2025 activity was driven by our Tactical Private Credit Fund, and opportunistic credit and direct lending strategies • Realized Proceeds in traditional carry funds totaled $1.7 billion in Q1 2025 and $5.1 billion for the LTM (Dollars in millions) 1Q'24 1Q'25 LTM 1Q'24 LTM 1Q'25 Fund management fees $ 136.9 $ 139.6 $ 526.5 $ 561.0 Transaction and portfolio advisory fees, net and other 19.6 63.4 70.6 182.6 Fee related performance revenues 24.2 28.8 94.9 113.7 Fee Revenues $ 180.7 $ 231.8 $ 692.0 $ 857.3 Cash-based compensation and benefits 76.8 89.0 320.9 332.3 General, administration and other indirect expenses 29.6 35.0 114.7 145.8 Depreciation and amortization expense 3.1 3.9 8.7 14.0 Operating Expenses $ 109.5 $ 127.9 $ 444.3 $ 492.1 (=) Fee Related Earnings $ 71.2 $ 103.9 $ 247.7 $ 365.2 (+) Realized Performance Revenues 0.6 13.3 16.4 44.7 (-) Realized Performance Revenues Related Compensation 0.3 7.9 7.9 27.0 Realized Net Performance Revenues 0.3 5.4 8.5 17.7 (+) Realized Principal Investment Income (Loss) 13.8 5.5 41.9 37.9 (-) Net Interest 3.2 4.3 10.5 15.1 (=) Distributable Earnings $ 82.1 $ 110.5 $ 287.6 $ 405.7 $83 $49 $68 $199BN Total AUM See notes at end of document. Totals may not sum due to rounding. $182BN Fair Value $17BN Available Capital n Insurance Solutions2 n Private Credit n Liquid Credit

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 18 Carlyle AlpInvest • Total AUM was $89 billion as of March 31, 2025, a 5% increase from the prior quarter, as Inflows of $3.9 billion in Q1 2025, as well as positive foreign exchange activity and 1% segment appreciation, exceeded outflows for the period. Inflows in Q1 2025 were primarily driven by our secondaries & portfolio finance, co-investment, and CAPM funds. Total AUM increased 12% from one year ago, including LTM Inflows of $12.4 billion • Deployment was $2.4 billion in Q1 2025 and $9.6 billion for the LTM. Deployment in Q1 2025 was driven primarily by our secondaries & portfolio finance strategy • Realized Proceeds totaled $1.9 billion in Q1 2025 and $6.6 billion for the LTM. Realized Proceeds in Q1 2025 reflected activity across the platform • Net Accrued Performance Revenues reached $569 million as of Q1 2025, an 8% increase from $529 million as of Q1 2024 (Dollars in millions) 1Q'24 1Q'25 LTM 1Q'24 LTM 1Q'25 Fund management fees $ 74.1 $ 102.9 $ 259.8 $ 366.0 Transaction and portfolio advisory fees, net and other — — — 0.2 Fee related performance revenues 1.2 10.7 4.0 26.2 Fee Revenues $ 75.3 $ 113.6 $ 263.8 $ 392.4 Cash-based compensation and benefits 28.2 34.3 120.3 124.9 General, administration and other indirect expenses 11.5 11.9 50.6 55.5 Depreciation and amortization expense 1.6 1.9 4.8 7.1 Operating Expenses $ 41.3 $ 48.1 $ 175.7 $ 187.5 (=) Fee Related Earnings $ 34.0 $ 65.5 $ 88.1 $ 204.9 (+) Realized Performance Revenues 23.4 24.7 74.7 118.0 (-) Realized Performance Revenues Related Compensation 21.2 19.4 63.5 98.5 Realized Net Performance Revenues 2.2 5.3 11.2 19.5 (+) Realized Principal Investment Income (Loss) 1.0 9.4 4.5 13.5 (-) Net Interest 1.1 0.9 3.3 3.8 (=) Distributable Earnings $ 36.1 $ 79.3 $ 100.5 $ 234.1 $39 $24 $26 $89BN Total AUM See notes at end of document. Totals may not sum due to rounding. $62BN Fair Value $27BN Available Capital n Secondaries & Portfolio Finance n Primary & Other3 n Co-Investments

Supplemental Details

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 20 Note: Historical quarterly results by segment available in Q1 2025 financial supplement on Carlyle's Investor Relations website. (Dollars in millions, except per share amounts) 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 LTM 1Q'24 LTM 1Q'25 SEGMENT REVENUES Fund management fees $ 515.6 $ 525.5 $ 526.5 $ 539.9 $ 525.5 $ 2,073.8 $ 2,117.4 Transaction and portfolio advisory fees, net and other 26.7 28.9 27.4 80.6 77.9 90.7 214.8 Fee related performance revenues 29.1 33.1 36.3 34.2 39.5 161.3 143.1 Total segment fee revenues 571.4 587.5 590.2 654.7 642.9 2,325.8 2,475.3 Realized performance revenues 397.8 156.5 275.9 245.7 355.1 1,171.0 1,033.2 Realized principal investment income 33.7 26.6 9.1 31.6 30.0 98.7 97.3 Interest income 20.1 18.3 19.8 16.5 15.2 78.4 69.8 Total Segment Revenues $ 1,023.0 $ 788.9 $ 895.0 $ 948.5 $ 1,043.2 $ 3,673.9 $ 3,675.6 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 214.3 $ 205.3 $ 207.6 $ 234.5 $ 224.0 $ 985.6 $ 871.4 Realized performance revenues related compensation 255.8 100.8 185.3 167.9 227.7 567.5 681.7 Total compensation and benefits 470.1 306.1 392.9 402.4 451.7 1,553.1 1,553.1 General, administrative and other expenses 79.7 97.9 92.9 120.2 95.6 368.7 406.6 Depreciation and amortization expense 11.1 11.3 11.8 12.6 12.7 39.2 48.4 Interest expense 30.8 30.4 30.3 29.4 27.8 122.7 117.9 Total Segment Expenses $ 591.7 $ 445.7 $ 527.9 $ 564.6 $ 587.8 $ 2,083.7 $ 2,126.0 Total Segment Revenues 1,023.0 788.9 895.0 948.5 1,043.2 3,673.9 3,675.6 Total Segment Expenses 591.7 445.7 527.9 564.6 587.8 2,083.7 2,126.0 (=) Distributable Earnings $ 431.3 $ 343.2 $ 367.1 $ 383.9 $ 455.4 $ 1,590.2 $ 1,549.6 (-) Realized Net Performance Revenues 142.0 55.7 90.6 77.8 127.4 603.5 351.5 (-) Realized Principal Investment Income 33.7 26.6 9.1 31.6 30.0 98.7 97.3 (+) Net Interest 10.7 12.1 10.5 12.9 12.6 44.3 48.1 (=) Fee Related Earnings $ 266.3 $ 273.0 $ 277.9 $ 287.4 $ 310.6 $ 932.3 $ 1,148.9 After-tax Distributable Earnings, per common share $ 1.01 $ 0.78 $ 0.95 $ 0.92 $ 1.14 $ 3.62 $ 3.79 Dividend per common share $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 1.40 $ 1.40 Carlyle First Quarter 2025 Total Segment Results

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 21 Total Segment Balance Sheet Highlights • Balance sheet assets attributable to Carlyle shareholders, including cash and equivalents, net accrued performance revenue and investments, net of debt obligations, totaled $5.0 billion at March 31, 2025 • Balance sheet cash totaled $1.2 billion as of March 31, 2025, with no balance drawn on our $1.0 billion revolving line of credit KEY BALANCE SHEET ITEMS 1 ($mn) 3/31/2025 Cash and cash equivalents $1,190.3 Net accrued performance revenues2 (net of related accrued compensation and accrued giveback) $2,687.8 Investments attributable to Carlyle shareholders3 $2,968.1 Debt obligations4 $1,855.7 Drawn revolving credit line ($1.0 billion available capacity) $0.0 (1) Balance sheet amounts presented exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance revenue, as well as cash and debt associated with Carlyle's consolidated funds. (2) Net accrued performance revenues as of March 31, 2025 are net of $45 million in accrued giveback obligations and $4.7 billion in accrued performance allocations and incentive fee compensation. See page 33 for a reconciliation to U.S. GAAP. (3) Investments exclude Carlyle’s equity investments in NGP Energy Capital Management and the portion of CLO investments attributable to Carlyle stockholders that were financed with debt. Refer to page 33 for a reconciliation to U.S. GAAP. (4) Excludes approximately $300 million in carrying value of loans used to finance CLO investments and $501 million of lease liabilities. $(0.4) $(0.6) $(0.7) $2.5 $2.8 $3.0 $2.4 $2.7 $2.7 2023 2024 1Q'25 Balance Sheet Highlights in billions n Net Accrued Performance Revenues 2 n Investments 3 n Cash/Equivalents less Debt 4

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 22 AUM and Fee-earning AUM Roll Forward Total AUM Roll Forward in millions Three Months Ended March 31, 2025 Twelve Months Ended March 31, 2025 Global Private Equity Global Credit Carlyle AlpInvest Total Global Private Equity Global Credit Carlyle AlpInvest Total Balance, Beginning of Period $ 163,533 $ 192,374 $ 85,113 $ 441,020 $ 159,190 $ 186,351 $ 79,924 $ 425,465 Inflows1 2,713 7,530 3,926 14,169 13,902 23,328 12,386 49,616 Outflows (including realizations)2 (4,679) (2,853) (1,961) (9,493) (17,819) (13,661) (7,019) (38,499) Market Activity & Other3 1,458 1,709 881 4,048 8,501 3,123 3,924 15,548 Foreign Exchange4 1,185 408 1,271 2,864 436 27 15 478 Balance, End of Period $ 164,210 $ 199,168 $ 89,230 $ 452,608 $ 164,210 $ 199,168 $ 89,230 $ 452,608 Fee-earning AUM Roll Forward in millions Three Months Ended March 31, 2025 Twelve Months Ended March 31, 2025 Global Private Equity Global Credit Carlyle AlpInvest Total Global Private Equity Global Credit Carlyle AlpInvest Total Balance, Beginning of Period $ 98,033 $ 154,186 $ 52,139 $ 304,358 $ 104,024 $ 153,428 $ 46,773 $ 304,225 Inflows5 1,497 7,811 2,558 11,866 8,474 20,439 10,260 39,173 Outflows (including realizations)6 (1,477) (3,113) (1,016) (5,606) (13,771) (12,673) (4,140) (30,584) Market Activity & Other7 (50) 1,465 15 1,430 (66) (487) 1,474 921 Foreign Exchange8 708 382 705 1,795 50 24 34 108 Balance, End of Period* $ 98,711 $ 160,731 $ 54,401 $ 313,843 $ 98,711 $ 160,731 $ 54,401 $ 313,843 See notes at end of document. Totals may not sum due to rounding. *Fee-earning AUM balances as of March 31, 2025 exclude Pending Fee-earning AUM of $26 billion.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 23 Global Private Equity Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of March 31, 2025 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of March 31, 2025 Fund (Fee Initiation Date / Stepdown Date)(28) Committed Capital (29) Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback)(8) Total Fair Value(9) MOIC (4) Gross IRR (6)(12) CORPORATE PRIVATE EQUITY CP VIII (Oct 2021 / Oct 2027) $ 14,797 $ 10,389 70% $ 955 $ 12,818 1.3x 20% 10% $ 121 n/a n/a n/a CP VII (May 2018 / Oct 2021) $ 18,510 $ 17,740 96% $ 6,260 $ 22,452 1.6x 12% 8% $ 595 $ 6,530 1.6x 12% CP VI (May 2013 / May 2018) $ 13,000 $ 13,140 101% $ 25,302 $ 3,502 2.2x 18% 13% $ 149 $ 26,265 2.5x 22% CP V (Jun 2007 / May 2013) $ 13,720 $ 13,238 96% $ 28,117 $ 557 2.2x 18% 14% $ 39 $ 28,134 2.3x 20% CEP V (Oct 2018 / Oct 2024) € 6,416 € 5,841 91% € 1,446 € 5,414 1.2x 5% Neg $ — € — 0.0x Neg CEP IV (Sep 2014 / Oct 2018) € 3,670 € 3,798 103% € 6,197 € 1,204 1.9x 17% 11% $ 71 € 6,249 2.1x 20% CEP III (Jul 2007 / Dec 2013) € 5,295 € 5,177 98% € 11,725 € 24 2.3x 19% 14% $ 2 € 11,658 2.3x 19% CAP VI (Jun 2024/Jun 2030) $ 2,749 $ — —% $ — $ — n/a n/a n/a $ — n/a n/a n/a CAP V (Jun 2018 / Jun 2024) $ 6,554 $ 6,912 105% $ 2,563 $ 6,825 1.4x 13% 8% $ 4 $ 1,603 1.3x 18% CAP IV (Jul 2013 / Jun 2018) $ 3,880 $ 4,146 107% $ 8,360 $ 568 2.2x 18% 13% $ 37 $ 8,669 2.4x 21% CJP V (Nov 2024 / Nov 2030) ¥ 434,325 ¥ — —% ¥ — ¥ — n/a n/a n/a $ — n/a n/a n/a CJP IV (Oct 2020 / Nov 2024) ¥ 258,000 ¥ 224,357 87% ¥ 136,028 ¥ 270,732 1.8x 38% 25% $ 71 ¥ 182,724 3.5x 67% CJP III (Sep 2013 / Aug 2020) ¥ 119,505 ¥ 91,192 76% ¥ 261,428 ¥ 18,314 3.1x 25% 18% $ 9 ¥ 270,022 3.2x 26% CGFSP III (Dec 2017 / Dec 2023) $ 1,005 $ 972 97% $ 528 $ 1,719 2.3x 24% 17% $ 77 $ 1,055 4.2x 36% CGFSP II (Jun 2013 / Dec 2017) $ 1,000 $ 943 94% $ 1,960 $ 610 2.7x 26% 20% $ 35 $ 1,956 2.4x 28% CP Growth (Oct 2021 / Oct 2027) $ 1,283 $ 472 37% $ — $ 564 1.2x NM NM $ — n/a n/a n/a CEOF II (Nov 2015 / Mar 2020) $ 2,400 $ 2,364 98% $ 4,092 $ 1,401 2.3x 21% 15% $ 69 $ 4,634 2.5x 23% CETP V (Mar 2022 / Jun 2028) € 3,180 € 1,361 43% € — € 1,549 1.1x NM NM $ — n/a n/a n/a CETP IV (Jul 2019 / Jun 2022) € 1,350 € 1,200 89% € 1,335 € 1,459 2.3x 32% 23% $ 58 € 1,343 4.4x 74% CETP III (Jul 2014 / Jul 2019) € 657 € 608 93% € 1,750 € 330 3.4x 41% 28% $ 19 € 1,755 3.8x 45% CGP II (Dec 2020 / Jan 2025) $ 1,840 $ 984 53% $ 82 $ 1,564 1.7x 19% 14% $ 25 n/a n/a n/a CGP (Jan 2015 / Mar 2021) $ 3,588 $ 3,206 89% $ 1,575 $ 2,847 1.4x 5% 4% $ 24 $ 1,764 2.2x 16% All Other Active Funds & Vehicles(10) $ 19,882 n/a $ 14,742 $ 16,888 1.6x 12% 10% $ 49 $ 14,765 2.0x 19% Fully Realized Funds & Vehicles(11) (31) $ 35,085 n/a $ 80,705 $ 2 2.3x 28% 20% $ 2 $ 80,707 2.3x 28% TOTAL CORPORATE PRIVATE EQUITY(13) $ 151,022 n/a $ 202,168 $ 85,034 1.9x 25% 17% $ 1,455 $ 201,813 2.3x 26% See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 24 Global Private Equity Fund Performance, continued (Reported in Local Currency, mn) TOTAL INVESTMENTS As of March 31, 2025 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of March 31, 2025 Fund (Fee Initiation Date / Stepdown Date)(28) Committed Capital(29) Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback)(8) Total Fair Value(9) MOIC (4) Gross IRR (6)(12) REAL ESTATE CRP X (Apr 2025 / Jul 2030) $ 7,481 $ 60 1% $ — $ 57 1.0x NM NM $ — n/a n/a n/a CRP IX (Oct 2021 / Dec 2024) $ 7,987 $ 5,596 70% $ 209 $ 6,358 1.2x 17% 4% $ — $ 195 1.5x 31% CRP VIII (Aug 2017 / Oct 2021) $ 5,505 $ 5,165 94% $ 5,345 $ 3,724 1.8x 34% 20% $ 100 $ 5,345 2.1x 52% CRP VII (Jun 2014 / Dec 2017) $ 4,162 $ 3,826 92% $ 5,084 $ 1,213 1.6x 17% 10% $ 15 $ 5,043 1.7x 20% CRP VI (Mar 2011 / Jun 2014) $ 2,340 $ 2,158 92% $ 3,808 $ 123 1.8x 27% 17% $ 4 $ 3,727 1.9x 29% CPI (May 2016 / n/a) $ 7,871 $ 8,413 107% $ 3,156 $ 7,695 1.3x 11% 9% n/a* $ 2,048 1.8x 12% All Other Active Funds & Vehicles(14) $ 2,851 n/a $ 714 $ 3,026 1.3x 8% 6% $ 4 $ 310 1.5x 22% Fully Realized Funds & Vehicles(15) (31) $ 13,430 n/a $ 20,147 $ 13 1.5x 10% 6% $ — $ 20,159 1.5x 10% TOTAL REAL ESTATE(13) $ 41,499 n/a $ 38,461 $ 22,209 1.5x 12% 8% $ 122 $ 36,828 1.6x 13% INFRASTRUCTURE & NATURAL RESOURCES CIEP II (Apr 2019 / Apr 2025) $ 2,286 $ 1,008 44% $ 799 $ 1,043 1.8x 28% 13% $ 35 $ 751 3.1x NM** CIEP I (Sep 2013 / Jun 2019) $ 2,500 $ 2,469 99% $ 3,288 $ 1,430 1.9x 15% 9% $ 46 $ 3,726 2.2x 18% CGIOF (Dec 2018 / Sep 2023) $ 2,201 $ 1,982 90% $ 466 $ 2,852 1.7x 19% 11% $ 73 $ 343 1.9x 21% CRSEF II (Nov 2022 / Aug 2027) $ 1,187 $ 452 38% $ — $ 686 1.5x NM NM $ 10 n/a n/a n/a NGP XIII (Feb 2023 / Feb 2028) $ 2,300 $ 343 15% $ — $ 458 1.3x NM NM $ 1 n/a n/a n/a NGP XII (Jul 2017 / Jul 2022) $ 4,304 $ 3,515 82% $ 4,513 $ 2,666 2.0x 21% 15% $ 29 $ 4,129 2.9x 37% NGP XI (Oct 2014 / Jul 2017) $ 5,325 $ 5,034 95% $ 7,333 $ 2,338 1.9x 13% 11% $ 107 $ 7,277 2.1x 21% NGP X (Jan 2012 / Dec 2014) $ 3,586 $ 3,351 93% $ 3,434 $ 278 1.1x 3% —% $ — $ 3,262 1.2x 5% All Other Active Funds & Vehicles(17) $ 4,616 n/a $ 2,965 $ 4,181 1.5x 15% 13% $ 21 $ 2,605 2.2x 18% Fully Realized Funds & Vehicles(18) (31) $ 3,534 n/a $ 5,536 $ 33 1.6x 8% 5% $ 3 $ 5,569 1.6x 8% TOTAL INFRASTRUCTURE & NATURAL RESOURCES(13) $ 26,304 n/a $ 28,334 $ 15,964 1.7x 12% 9% $ 325 $ 27,662 1.9x 14% Legacy Energy Funds(16) $ 16,741 n/a $ 24,036 $ 6 1.4x 12% 6% $ — $ 24,043 1.4x 14% See notes at end of document. Totals may not sum due to rounding. *Net accrued fee related performance revenues for CPI are excluded from Net Accrued Performance Revenues. These amounts will be reflected as fee related performance revenues when realized, and included in Fund level fee revenues in our segment results. There were no accrued fee related performance revenues for CPI as of March 31, 2025. **The IRR is incalculable, which occurs in instances when a distribution occurs prior to a Limited Partner capital contribution due to the use of fund-level credit facilities.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 25 Global Credit Fund Performance CARRY FUNDS ($ mn) TOTAL INVESTMENTS As of March 31, 2025 Fund (Fee Initiation Date / Stepdown Date)(28) Committed Capital(29) Cumulative Invested Capital(19) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/(Giveback)(8) GLOBAL CREDIT CARRY FUNDS CCOF III $ 5,732 Refer to CCOF III - Levered, CCOF III - Unlevered, and CCOF III PSV performance below CCOF III - Levered (Feb 2023 / Oct 2028) $ 4,678 $ 2,665 57% $ 300 $ 2,747 1.1x NM NM $ 11 CCOF III - Unlevered (Feb 2023 / Oct 2028) $ 204 $ 87 43% $ 10 $ 90 1.1x NM NM $ — CCOF III PSV (Nov 2023 / n/a)(32) $ 850 $ 312 37% $ 38 $ 309 1.1x NM NM $ — CCOF II (Nov 2020 / Mar 2026) $ 4,430 $ 5,600 126% $ 3,092 $ 4,471 1.4x 15% 11% $ 108 CCOF I (Nov 2017 / Sep 2022) $ 2,373 $ 3,513 148% $ 3,666 $ 1,344 1.4x 17% 12% $ 28 CSP IV (Apr 2016 / Dec 2020) $ 2,500 $ 2,500 100% $ 1,650 $ 1,714 1.3x 9% 4% $ — CSP III (Dec 2011 / Aug 2015) $ 703 $ 703 100% $ 932 $ 4 1.3x 17% 7% $ — CEMOF II (Dec 2015 / Jun 2019) $ 1,692 $ 1,713 101% $ 1,877 $ 328 1.3x 7% 3% $ — SASOF III (Nov 2014 / n/a) $ 833 $ 991 119% $ 1,232 $ 84 1.3x 18% 11% $ 6 All Other Active Funds & Vehicles(20) $ 11,696 n/a $ 3,740 $ 10,113 1.2x 9% 7% $ 64 Fully Realized Funds & Vehicles(21) (31) $ 6,717 n/a $ 8,287 $ — 1.2x 9% 3% $ — TOTAL GLOBAL CREDIT CARRY FUNDS $ 36,496 n/a $ 24,823 $ 21,203 1.3x 11% 6% $ 217 See notes at end of document. Totals may not sum due to rounding. NON-CARRY FUNDS LIQUID CREDIT Fair Value of Investments as of March 31, 2025 Loan Level Return Average Annual Default Rate* ($bn) Q1'25 LTM 1Q'25 LTM 1Q'25 Last 3 Years U.S. CLOs $37 1% 7% 0.1% 0.4% European CLOs $9 1% 7% 0.0% 1.0% PRIVATE CREDIT Fair Value of Investments as of March 31, 2025 Dividend Yield as of March 31, 2025($bn) Business Development Companies $5 11% Carlyle Tactical Private Credit $6 9% *Average Annual Default Rates exclude the impact of distressed exchanges.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 26 Carlyle AlpInvest Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of March 31, 2025 Carlyle AlpInvest (22)(26) Vintage Year Fund Size Cumulative Invested Capital (1)(23) Realized Value (23) Remaining Fair Value(23) Total Fair Value(9)(23) MOIC(4) Gross IRR (12)(24) Net IRR (12)(27) Net Accrued Carry/(Giveback) (8)(30) Secondaries & Portfolio Finance ASF VIII 2024 $ 10,113 $ 4,382 $ 52 $ 5,412 $ 5,465 1.2x NM NM $ 34 ASF VII 2020 $ 6,769 $ 4,704 $ 1,683 $ 5,517 $ 7,200 1.5x 18% 14% $ 99 ASF VII - SMAs 2020 € 2,027 € 1,765 € 506 € 2,070 € 2,576 1.5x 17% 15% $ 35 ASF VI 2017 $ 3,333 $ 2,738 $ 2,646 $ 1,919 $ 4,566 1.7x 16% 12% $ 59 ASF VI - SMAs 2017 € 2,817 € 2,769 € 2,441 € 2,024 € 4,465 1.6x 14% 12% $ 49 ASF V 2012 $ 756 $ 659 $ 1,060 $ 126 $ 1,186 1.8x 18% 14% $ 5 ASF V - SMAs 2012 € 3,916 € 4,149 € 7,214 € 524 € 7,738 1.9x 21% 19% $ 10 SMAs 2009-2011 2010 € 1,859 € 2,025 € 3,480 € 51 € 3,530 1.7x 19% 18% $ — ASPF II 2023 $ 2,227 $ 462 $ 85 $ 487 $ 573 1.2x NM NM $ 5 All Other Active Funds & Vehicles (25) Various $ 1,378 $ 715 $ 1,205 $ 1,920 1.4x 20% 17% $ 20 Fully Realized Funds & Vehicles Various € 4,315 € 7,094 € 14 € 7,109 1.6x 19% 18% $ — Co-Investments ACF IX 2023 $ 3,902 $ 1,208 $ 5 $ 1,336 $ 1,341 1.1x NM NM $ — ACF VIII 2021 $ 3,614 $ 3,328 $ 134 $ 4,267 $ 4,401 1.3x 11% 9% $ 34 ACF VIII - SMAs 2021 $ 1,079 $ 939 $ 53 $ 1,195 $ 1,249 1.3x 12% 10% $ 10 ACF VII 2017 $ 1,688 $ 1,630 $ 1,088 $ 2,168 $ 3,256 2.0x 16% 13% $ 58 ACF VII - SMAs 2017 € 1,452 € 1,448 € 762 € 1,940 € 2,702 1.9x 15% 13% $ 43 SMAs 2014-2016 2014 € 1,274 € 1,122 € 2,378 € 492 € 2,869 2.6x 24% 22% $ 8 SMAs 2012-2013 2012 € 1,124 € 1,070 € 2,909 € 138 € 3,047 2.8x 28% 26% $ 1 SMAs 2009-2010 2010 € 1,475 € 1,400 € 3,629 € 551 € 4,180 3.0x 23% 22% $ — Strategic SMAs Various $ 4,148 $ 1,664 $ 5,422 $ 7,085 1.7x 17% 16% $ 73 All Other Active Funds & Vehicles (25) Various € 307 € 258 € 206 € 463 1.5x 27% 25% $ 1 Fully Realized Funds & Vehicles Various € 6,083 € 10,373 € — € 10,374 1.7x 14% 12% $ — Primary Investments SMAs 2024-2026 2024 $ 2,221 $ 83 $ 4 $ 72 $ 76 0.9x NM NM $ — SMAs 2021-2023 2021 € 4,535 € 1,382 € 53 € 1,523 € 1,576 1.1x NM NM $ — SMAs 2018-2020 2018 $ 3,116 $ 2,393 $ 551 $ 2,850 $ 3,401 1.4x 14% 13% $ 2 SMAs 2015-2017 2015 € 2,501 € 2,564 € 2,643 € 2,362 € 5,004 2.0x 20% 19% $ 9 SMAs 2012-2014 2012 € 5,080 € 6,041 € 9,702 € 3,511 € 13,213 2.2x 18% 17% $ 12 SMAs 2009-2011 2009 € 4,877 € 5,805 € 10,804 € 1,773 € 12,577 2.2x 17% 17% $ 1 SMAs 2006-2008 2005 € 11,500 € 13,609 € 22,502 € 1,286 € 23,789 1.7x 10% 10% $ — SMAs 2003-2005 2003 € 4,628 € 5,141 € 8,168 € 136 € 8,304 1.6x 10% 9% $ — All Other Active Funds & Vehicles (25) Various € 1,863 € 1,841 € 264 € 2,106 1.1x 3% 2% $ — Fully Realized Funds & Vehicles Various € 5,020 € 8,180 € 29 € 8,209 1.6x 12% 11% $ — TOTAL Carlyle AlpInvest (USD)(13) $ 101,441 $ 123,198 $ 52,405 $ 175,603 1.7x 14% 13% $ 569 See notes at end of document. Totals may not sum due to rounding. “ASF” stands for AlpInvest Secondaries Fund, “ACF” stands for AlpInvest Co-Investment Fund, “ASPF” stands for AlpInvest Strategic Portfolio Finance, and “SMAs” are Separately Managed Accounts. “ASF - SMAs” and “ACF - SMAs” reflect the aggregated portfolios of investments held by SMAs within the relevant strategy, which invest alongside the relevant ASF or ACF (as applicable). Strategic SMAs reflect the aggregated portfolios of co-investments made by SMAs sourced from the SMA investor’s own private equity fund investment portfolio. Other SMAs reflect the aggregated portfolios of investments within the relevant strategy that began making investments in the corresponding time periods. See Notes at end of document for further detail.

Reconciliations & Disclosures

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 28 Reconciliation for Distributable Earnings Per Share (Unaudited) * See Notes at the end of the document for our Dividend Policy. ** Shares repurchased and retired exclude approximately 2.8 million shares withheld in the net share settlement of equity awards during the three months ended March 31, 2025. We include the associated tax withholding payments made by the Company in the total cost of shares repurchased and retired during the period and in calculating the remaining capacity under our repurchase authorization. In February 2024, the Board reset the Company’s total share repurchase authorization to $1.4 billion, effective February 6, 2024. As of March 31, 2025, approximately $0.7 billion of repurchase capacity remained under the program. *** Shares eligible for dividend include 0.3 million net common shares that were issued in May 2025 in connection with the vesting of restricted stock units. For purposes of this calculation, these common shares have been added to the common shares outstanding as of March 31, 2025 because they will participate in the dividend paid on common shares in May 2025. (in millions, except per share data) 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 DISTRIBUTABLE EARNINGS, TAX AND PER SHARE INFORMATION Distributable Earnings $ 431.3 $ 343.2 $ 367.1 $ 383.9 $ 455.4 Less: Estimated current corporate, foreign, state and local taxes1 66.3 64.6 26.8 52.6 42.0 DISTRIBUTABLE EARNINGS, NET attributable to common stockholders $ 365.0 $ 278.6 $ 340.3 $ 331.3 $ 413.4 Estimated DE effective tax rate2 15.4% 18.8% 7.3% 13.7% 9.2 % DISTRIBUTABLE EARNINGS, NET per common share outstanding $ 1.01 $ 0.78 $ 0.95 $ 0.92 $ 1.14 Dividend per common share* $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 0.35 SHARE INFORMATION Shares issued during the period 0.8 0.6 3.0 0.5 4.2 Shares repurchased and retired during the period** (2.9) (3.5) (1.7) (1.0) (0.5) Total outstanding shares, end of period 359.3 356.4 357.7 357.2 360.9 Shares eligible for dividend*** 359.9 359.4 357.9 361.4 361.1 Total cost of shares repurchased and retired during the period** $ 150.0 $ 178.3 $ 150.5 $ 75.8 $ 176.5 See notes at end of document. Totals may not sum due to rounding. Our estimated DE effective tax rate was 9.2% for Q1 2025, reflecting the impact of tax deductions resulting from the vesting of restricted stock units and the amortization of intangible assets related to acquisitions, partially offset by the impact of disallowed officer compensation and state and foreign taxes.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 29 Reconciliation of GAAP to Total Segment Information (1) Effective December 31, 2023, we realigned our employee compensation program to increase the proportion of our performance allocations used to compensate our employees. Net realized performance and fee related performance revenues in LTM 1Q’24 and FY 2023 include a one-time charge of $1.1 billion to unrealized performance allocations and incentive fee related compensation expense related to this compensation realignment. (2) In 2Q'23, Fortitude called the remainder of its March 2022 capital raise, which resulted in a decrease in the Company's indirect ownership of Fortitude from 13.5% to 10.5%. As a result of the dilution, the Company recorded a reduction in the carrying value of its equity method investment and corresponding loss of $104 million. This amount is excluded from the total segment results. (3) Equity-based compensation includes amounts reflected in principal investment income and general, administrative and other expense in our U.S. GAAP statement of operations. (4) Includes charges (credits) related to Carlyle corporate actions and non-recurring items that affect period-to-period comparability and are not reflective of the Company’s operating performance. (Dollars in millions) 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 LTM 1Q'24 LTM 1Q'25 FY'23 FY'24 INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES $ 120.7 $ 218.8 $ 788.8 $ 265.4 $ 171.0 $ (639.8) $ 1,444.0 $ (600.9) $ 1,393.7 Adjustments: Net unrealized performance and fee related performance revenues1 193.2 (15.2) (564.4) (10.3) 90.0 1,834.0 (499.9) 1,659.2 (396.7) Unrealized principal investment (income) loss (4.4) (48.1) (1.8) 20.2 (17.0) (69.5) (46.7) (36.1) (34.1) Principal investment loss from dilution of indirect investment in Fortitude2 — — — — — 104.0 — 104.0 — Equity-based compensation3 111.0 127.4 122.0 116.1 104.7 314.0 470.2 260.1 476.5 Acquisition related charges, including amortization of intangibles and impairment 32.8 33.3 37.4 33.1 122.2 149.4 226.0 145.3 136.6 Tax (expense) benefit associated with certain foreign performance revenues (1.0) (0.2) (0.2) 0.4 — (1.5) — (1.0) (1.0) Net (income) loss attributable to non-controlling interests in consolidated entities (33.2) (1.1) (20.0) (16.4) (28.6) (120.3) (66.1) (111.7) (70.7) Other adjustments 4 12.2 28.3 5.3 (24.6) 13.1 19.9 22.1 11.6 21.2 DISTRIBUTABLE EARNINGS $ 431.3 $ 343.2 $ 367.1 $ 383.9 $ 455.4 $ 1,590.2 $ 1,549.6 $ 1,430.5 $ 1,525.5 Realized net performance revenues 142.0 55.7 90.6 77.8 127.4 603.5 351.5 531.0 366.1 Realized principal investment income 33.7 26.6 9.1 31.6 30.0 98.7 97.3 88.8 101.0 Net interest 10.7 12.1 10.5 12.9 12.6 44.3 48.1 48.7 46.2 FEE RELATED EARNINGS $ 266.3 $ 273.0 $ 277.9 $ 287.4 $ 310.6 $ 932.3 $ 1,148.9 $ 859.4 $ 1,104.6

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
	Three Months Ended March 31, 2024			
Revenues	$ 1,023.0	$ 164.9	$ (499.5)	$ 688.4 [2]
Expenses	$ 591.7	$ 139.5	$ (170.5)	$ 560.7 [2]
Other income (loss)	$ —	$ (7.0)	$ —	$ (7.0) [3]
Distributable Earnings	$ 431.3	$ 18.4	$ (329.0)	$ 120.7 [4]
	Three Months Ended June 30, 2024			
Revenues	$ 788.9	$ 165.6	$ 115.2	$ 1,069.7 [2]
Expenses	$ 445.7	$ 164.5	$ 235.6	$ 845.8 [2]
Other income (loss)	$ —	$ (5.1)	$ —	$ (5.1) [3]
Distributable Earnings	$ 343.2	$ (4.0)	$ (120.4)	$ 218.8 [4]
	Three Months Ended September 30, 2024			
Revenues	$ 895.0	$ 180.1	$ 1,560.1	$ 2,635.2 [2]
Expenses	$ 527.9	$ 160.6	$ 1,160.4	$ 1,848.9 [2]
Other income (loss)	$ —	$ 2.5	$ —	$ 2.5 [3]
Distributable Earnings	$ 367.1	$ 22.0	$ 399.7	$ 788.8 [4]
	Three Months Ended December 31, 2024			
Revenues	$ 948.5	$ 121.0	$ (37.0)	$ 1,032.5 [2]
Expenses	$ 564.6	$ 145.7	$ 90.4	$ 800.7 [2]
Other income (loss)	$ —	$ 33.6	$ —	$ 33.6 [3]
Distributable Earnings	$ 383.9	$ 8.9	$ (127.4)	$ 265.4 [4]
	Three Months Ended March 31, 2025			
Revenues	$ 1,043.2	$ 133.4	$ (203.5)	$ 973.1 [2]
Expenses	$ 587.8	$ 130.8	$ 89.6	$ 808.2 [2]
Other income (loss)	$ —	$ 6.1	$ —	$ 6.1 [3]
Distributable Earnings	$ 455.4	$ 8.7	$ (293.1)	$ 171.0 [4]

	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
	Year Ended December 31, 2023			
Revenues	$ 3,405.1	$ 570.1	$ (1,011.3)	$ 2,963.9 [2]
Expenses	$ 1,974.6	$ 460.3	$ 1,136.8	$ 3,571.7 [2]
Other income (loss)	$ —	$ 6.9	$ —	$ 6.9 [3]
Distributable Earnings	$ 1,430.5	$ 116.7	$ (2,148.1)	$ (600.9) [4]
	Year Ended December 31, 2024			
Revenues	$ 3,655.4	$ 631.6	$ 1,138.8	$ 5,425.8 [2]
Expenses	$ 2,129.9	$ 610.3	$ 1,315.9	$ 4,056.1 [2]
Other income (loss)	$ —	$ 24.0	$ —	$ 24.0 [3]
Distributable Earnings	$ 1,525.5	$ 45.3	$ (177.1)	$ 1,393.7 [4]
	Twelve Months Ended March 31, 2024			
Revenues	$ 3,673.9	$ 613.1	$ (1,493.7)	$ 2,793.3 [2]
Expenses	$ 2,083.7	$ 502.6	$ 843.1	$ 3,429.4 [2]
Other income (loss)	$ —	$ (3.7)	$ —	$ (3.7) [3]
Distributable Earnings	$ 1,590.2	$ 106.8	$ (2,336.8)	$ (639.8) [4]
	Twelve Months Ended March 31, 2025			
Revenues	$ 3,675.6	$ 600.1	$ 1,434.8	$ 5,710.5 [2]
Expenses	$ 2,126.0	$ 601.6	$ 1,576.0	$ 4,303.6 [2]
Other income (loss)	$ —	$ 37.1	$ —	$ 37.1 [3]
Distributable Earnings	$ 1,549.6	$ 35.6	$ (141.2)	$ 1,444.0 [4]

(1) The Distributable Earnings in the Carlyle Consolidated column is income before provision for income taxes, which is the GAAP measure that is most directly comparable to Distributable Earnings.

(2) See detailed breakdown of revenue and expense adjustments on page 32.

(3) The Other Income (Loss) adjustment results from the Consolidated Funds which were eliminated in consolidation to arrive at Carlyle's total Other Income (Loss).

(4) See the reconciliation for Distributable Earnings and Fee Related Earnings on page 29.

CARLYLE | 30

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
Three Months Ended March 31, 2024			
Performance revenues	$ (157.0)	$ 554.8	$ 397.8
Performance revenues related compensation expense	$ (72.8)	$ 328.6	$ 255.8
Net performance revenues	$ (84.2)	$ 226.2	$ 142.0
Principal investment income (loss)	$ 73.1	$ (39.4)	$ 33.7
Three Months Ended June 30, 2024			
Performance revenues	$ 198.2	$ (41.7)	$ 156.5
Performance revenues related compensation expense	$ 144.2	$ (43.4)	$ 100.8
Net performance revenues	$ 54.0	$ 1.7	$ 55.7
Principal investment income (loss)	$ 88.1	$ (61.5)	$ 26.6
Three Months Ended September 30, 2024			
Performance revenues	$ 1,785.5	$ (1,509.6)	$ 275.9
Performance revenues related compensation expense	$ 1,151.0	$ (965.7)	$ 185.3
Net performance revenues	$ 634.5	$ (543.9)	$ 90.6
Principal investment income (loss)	$ 46.0	$ (36.9)	$ 9.1
Three Months Ended December 31, 2024			
Performance revenues	$ 189.0	$ 56.7	$ 245.7
Performance revenues related compensation expense	$ 139.1	$ 28.8	$ 167.9
Net performance revenues	$ 49.9	$ 27.9	$ 77.8
Principal investment income (loss)	$ 31.5	$ 0.1	$ 31.6
Three Months Ended March 31, 2025			
Performance revenues	$ 222.9	$ 132.2	$ 355.1
Performance revenues related compensation expense	$ 171.4	$ 56.3	$ 227.7
Net performance revenues	$ 51.5	$ 75.9	$ 127.4
Principal investment income (loss)	$ (63.1)	$ 93.1	$ 30.0

(Dollars in millions)	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
Year Ended December 31, 2023			
Performance revenues	$ (88.6)	$ 1,026.9	$ 938.3
Performance revenues related compensation expense	$ 1,103.7	$ (696.4)	$ 407.3
Net performance revenues	$ (1,192.3)	$ 1,723.3	$ 531.0
Principal investment income (loss)	$ 133.4	$ (44.6)	$ 88.8
Year Ended December 31, 2024			
Performance revenues	$ 2,015.7	$ (939.8)	$ 1,075.9
Performance revenues related compensation expense	$ 1,361.5	$ (651.7)	$ 709.8
Net performance revenues	$ 654.2	$ (288.1)	$ 366.1
Principal investment income (loss)	$ 238.7	$ (137.7)	$ 101.0
Twelve Months Ended March 31, 2024			
Performance revenues	$ (406.4)	$ 1,577.4	$ 1,171.0
Performance revenues related compensation expense	$ 925.2	$ (357.7)	$ 567.5
Net performance revenues	$ (1,331.6)	$ 1,935.1	$ 603.5
Principal investment income (loss)	$ 194.8	$ (96.1)	$ 98.7
Twelve Months Ended March 31, 2025			
Performance revenues	$ 2,395.6	$ (1,362.4)	$ 1,033.2
Performance revenues related compensation expense	$ 1,605.7	$ (924.0)	$ 681.7
Net performance revenues	$ 789.9	$ (438.4)	$ 351.5
Principal investment income (loss)	$ 102.5	$ (5.2)	$ 97.3

See Notes at end of document.

CARLYLE | 31

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 32 Reconciliation of GAAP to Total Segment Information, continued (Dollars in millions) 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 LTM 1Q'24 LTM 1Q'25 FY'23 FY'24 REVENUE RECONCILING ITEMS Unrealized performance and fee related performance revenues $ (521.6) $ 47.4 $ 1,495.1 $ 11.0 $ (197.3) $ (1,547.5) $ 1,356.2 $ (1,046.6) $ 1,031.9 Unrealized principal investment income (loss) 4.4 48.1 1.8 (20.2) 17.0 69.5 46.7 36.1 34.1 Principal investment loss from dilution of indirect investment in Fortitude — — — — — (104.0) — (104.0) — Adjustments related to expenses associated with NGP Management and its affiliates (3.2) (3.8) (3.5) (2.6) (96.1) (13.6) (106.0) (13.8) (13.1) Non-controlling interests and other adjustments to present certain costs on a net basis 41.5 36.2 79.0 11.2 91.0 182.3 217.4 191.6 167.9 Elimination of revenues of Consolidated Funds (20.6) (12.7) (12.3) (36.4) (18.1) (80.4) (79.5) (74.6) (82.0) Total Revenue Reconciling Items $ (499.5) $ 115.2 $ 1,560.1 $ (37.0) $ (203.5) $ (1,493.7) $ 1,434.8 $ (1,011.3) $ 1,138.8 EXPENSE RECONCILING ITEMS Unrealized performance and fee related performance revenue compensation expense $ (328.4) $ 32.2 $ 930.7 $ 0.7 $ (107.3) $ 286.5 $ 856.3 $ 612.6 $ 635.2 Equity-based compensation 111.0 127.4 122.0 116.1 104.7 314.0 470.2 260.1 476.5 Acquisition or disposition related charges (credits), including amortization of intangibles and impairment 32.8 33.3 37.4 33.1 122.2 149.4 226.0 145.3 136.6 Tax (expense) benefit associated with certain foreign performance revenues related compensation (1.0) (0.2) (0.2) 0.4 — (1.5) — (1.0) (1.0) Non-controlling interests and other adjustments to present certain costs on a net basis 17.8 27.0 63.8 (15.8) (25.7) 126.5 49.3 148.7 92.8 Other 12.2 28.3 5.3 (24.6) 13.1 19.9 22.1 11.6 21.2 Elimination of expenses of Consolidated Funds (14.9) (12.4) 1.4 (19.5) (17.4) (51.7) (47.9) (40.5) (45.4) Total Expense Reconciling Items $ (170.5) $ 235.6 $ 1,160.4 $ 90.4 $ 89.6 $ 843.1 $ 1,576.0 $ 1,136.8 $ 1,315.9

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 33 Reconciliation for Total Segment Information, continued (1) The Company has equity interests in NGP Management, L.L.C. (“NGP Management”), the general partners of certain carry funds advised by NGP Energy Capital Management (“NGP”), and principal investments in certain NGP funds. These equity interests are accounted for as investments under the equity method of accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity method investment in NGP Management and investments in the general partners of certain NGP carry funds. The Company does not control or advise the NGP funds. (2) Of the $300.4 million of CLO borrowings as of March 31, 2025, $283.1 million were collateralized by investments attributable to The Carlyle Group Inc. The remaining CLO borrowings are collateralized by investments attributable to non-controlling interests. (3) Accrued performance allocations from NGP Carry Funds are recorded as an investment in the U.S. GAAP balance sheet. RECONCILIATION OF TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. (Dollars in millions) 03/31/25 INVESTMENTS, EXCLUDING PERFORMANCE ALLOCATIONS $ 3,754.1 Less: Amounts attributable to non-controlling interests in Consolidated Funds (366.7) Plus: Investments in Consolidated Funds, eliminated in consolidation 580.9 Less: Strategic equity method investments in NGP Management1 (275.7) Less: Investment in NGP general partners - accrued performance allocations1 (441.4) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. 3,251.2 Less: CLO loans and other borrowings attributable to The Carlyle Group Inc.2 (283.1) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC., NET OF CLO LOANS AND OTHER BORROWINGS $ 2,968.1 RECONCILIATION OF ACCRUED PERFORMANCE ALLOCATIONS (Dollars in millions) 12/31/24 03/31/25 ACCRUED PERFORMANCE ALLOCATIONS, NET OF ACCRUED GIVEBACK OBLIGATIONS $ 7,009.5 $ 6,941.2 Plus: Accrued performance allocations from NGP Carry Funds3 489.4 441.4 Less: Accrued performance allocation-related expense (4,788.5) (4,727.2) Plus: Receivable for giveback obligations from current and former employees 11.5 11.5 Less: Deferred taxes on certain foreign accrued performance allocations (19.0) (19.3) Less/Plus: Net accrued performance allocations / giveback obligations attributable to non-controlling interests in consolidated entities 0.2 (0.4) Plus: Net accrued performance allocations attributable to Consolidated Funds, eliminated in Consolidation 10.1 10.7 NET ACCRUED PERFORMANCE REVENUES BEFORE TIMING DIFFERENCES 2,713.2 2,657.9 Plus/Less: Timing differences between the period when accrued performance allocations are realized and the period they are collected/distributed 24.7 29.9 NET ACCRUED PERFORMANCE REVENUES ATTRIBUTABLE TO THE CARLYLE GROUP INC. $ 2,737.9 $ 2,687.8

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 34 GAAP Statement of Operations (Unaudited) (Dollars in millions, except per share amounts) 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 LTM 1Q'24 LTM 1Q'25 FY'23 FY’24 REVENUES Fund management fees $ 523.6 $ 534.4 $ 532.7 $ 597.4 $ 586.1 $ 2,066.0 $ 2,250.6 $ 2,043.2 $ 2,188.1 Incentive fees 26.2 31.3 38.7 37.3 43.2 100.1 150.5 93.7 133.5 Investment income Performance allocations (157.0) 198.2 1,785.5 189.0 222.9 (406.4) 2,395.6 (88.6) 2,015.7 Principal investment income (loss) 73.1 88.1 46.0 31.5 (63.1) 194.8 102.5 133.4 238.7 Total investment income (loss) (83.9) 286.3 1,831.5 220.5 159.8 (211.6) 2,498.1 44.8 2,254.4 Interest and other income 57.6 52.1 52.2 56.3 50.6 225.7 211.2 212.1 218.2 Interest and other income of Consolidated Funds 164.9 165.6 180.1 121.0 133.4 613.1 600.1 570.1 631.6 Total Revenues 688.4 1,069.7 2,635.2 1,032.5 973.1 2,793.3 5,710.5 2,963.9 5,425.8 EXPENSES Compensation and benefits Cash-based compensation and benefits 221.9 206.3 207.5 239.8 218.4 985.4 872.0 1,023.7 875.5 Equity-based compensation 108.3 125.2 121.6 112.8 103.5 303.0 463.1 249.1 467.9 Performance allocations and incentive fee related compensation (72.8) 144.2 1,151.0 139.1 171.4 925.2 1,605.7 1,103.7 1,361.5 Total compensation and benefits 257.4 475.7 1,480.1 491.7 493.3 2,213.6 2,940.8 2,376.5 2,704.9 General, administrative and other expenses 147.7 187.9 176.6 153.4 173.6 640.6 691.5 652.1 665.6 Interest 30.8 30.4 30.3 29.5 27.8 124.9 118.0 123.8 121.0 Interest and other expenses of Consolidated Funds 124.6 152.1 162.0 126.2 113.5 450.0 553.8 419.1 564.9 Other non-operating expenses (income) 0.2 (0.3) (0.1) (0.1) — 0.3 (0.5) 0.2 (0.3) Total Expenses 560.7 845.8 1,848.9 800.7 808.2 3,429.4 4,303.6 3,571.7 4,056.1 Net investment income (loss) of consolidated funds (7.0) (5.1) 2.5 33.6 6.1 (3.7) 37.1 6.9 24.0 Income (loss) before provision for income taxes 120.7 218.8 788.8 265.4 171.0 (639.8) 1,444.0 (600.9) 1,393.7 Provision (benefit) for income taxes 21.9 69.5 173.1 38.1 12.4 (116.6) 293.1 (104.2) 302.6 Net income (loss) 98.8 149.3 615.7 227.3 158.6 (523.2) 1,150.9 (496.7) 1,091.1 Net income (loss) attributable to non-controlling interests in consolidated entities 33.2 1.1 20.0 16.4 28.6 120.3 66.1 111.7 70.7 Net income (loss) attributable to The Carlyle Group Inc. $ 65.6 $ 148.2 $ 595.7 $ 210.9 $ 130.0 $ (643.5) $ 1,084.8 $ (608.4) $ 1,020.4 Net income (loss) attributable to The Carlyle Group Inc. per common share Basic $ 0.18 $ 0.41 $ 1.67 $ 0.59 $ 0.36 $ (1.78) $ 3.03 $ (1.68) $ 2.85 Diluted $ 0.18 $ 0.40 $ 1.63 $ 0.57 $ 0.35 $ (1.78) $ 2.95 $ (1.68) $ 2.77 Weighted-average common shares (in millions) Basic 360.9 358.3 357.7 357.4 359.5 360.9 357.9 361.4 358.6 Diluted 369.3 366.9 364.8 370.9 366.3 360.9 366.4 361.4 368.0 Margin on income (loss) before provision for income taxes 17.5% 20.5% 29.9% 25.7% 17.6% (22.9) % 25.3% (20.3) % 25.7%

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 35 As of March 31, 2025 (Dollars in millions) Consolidated Operating Entities Consolidated Funds Eliminations Consolidated ASSETS Cash and cash equivalents $ 1,190.3 $ — $ — $ 1,190.3 Cash and cash equivalents of Consolidated Funds — 570.9 — 570.9 Restricted cash 9.0 — — 9.0 Investments, including performance allocations of $6,985.8 million 11,331.5 — (591.6) 10,739.9 Investments of Consolidated Funds — 9,329.8 — 9,329.8 Due from affiliates and other receivables, net 1,083.9 9.0 (302.7) 790.2 Due from affiliates and other receivables of Consolidated Funds, net — 228.3 — 228.3 Fixed assets, net 188.2 — — 188.2 Lease right-of-use assets, net 356.1 — — 356.1 Deposits and other 65.6 1.8 — 67.4 Intangible assets, net 603.2 — — 603.2 Deferred tax assets 22.2 — — 22.2 Total assets $ 14,850.0 $ 10,139.8 $ (894.3) $ 24,095.5 LIABILITIES & EQUITY Debt obligations $ 2,156.1 $ — $ — $ 2,156.1 Loans payable of Consolidated Funds — 8,097.5 (295.8) 7,801.7 Accounts payable, accrued expenses and other liabilities 367.1 — — 367.1 Accrued compensation and benefits 5,063.5 — — 5,063.5 Due to affiliates 237.3 55.5 — 292.8 Deferred revenue 421.5 — — 421.5 Deferred tax liabilities 106.0 — — 106.0 Other liabilities of Consolidated Funds — 956.0 (0.1) 955.9 Lease liabilities 501.1 — — 501.1 Accrued giveback obligations 44.6 — — 44.6 Total liabilities 8,897.2 9,109.0 (295.9) 17,710.3 Total equity 5,952.8 1,030.8 (598.4) 6,385.2 Total liabilities and equity $ 14,850.0 $ 10,139.8 $ (894.3) $ 24,095.5 GAAP Balance Sheet (Unaudited)

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 36 Notes Dividend Policy Our dividend policy for our common stock is an annual rate of $1.40 per share ($0.35 per common share on a quarterly basis). The declaration and payment of any dividends to holders of our common stock are subject to the discretion of our Board of Directors, which may change our dividend policy at any time or from time to time, and the terms of our amended and restated certificate of incorporation. There can be no assurance that dividends will be made as intended or at all or that any particular dividend policy will be maintained. Non-GAAP Financial Measures This press release contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent Annual Report on Form 10-K filed with the SEC. Notes on Carlyle Consolidated GAAP Results (Page 5) (1) Income (loss) before provision for income taxes is the GAAP measure that is most directly comparable to Distributable Earnings, which management uses to measure the performance of the business. A full reconciliation is included starting on page 29. (2) Margin on income (loss) before provision for taxes margin is equal to Income (loss) before provision for taxes, divided by Total revenues. (3) Net performance revenues are equal to Performance revenues less Performance revenues related compensation expense. Note on Fee Related Earnings (Page 9) (1) FRE Margin is calculated as Fee Related Earnings, divided by Total Segment Fee Revenues. Effective December 31, 2023, we realigned of our employee compensation program, which increased the proportion of our accrued performance allocations used to compensate our employees. This led to a lower FRE compensation ratio, which is calculated as total segment cash- based compensation and benefits, divided by total segment fee revenues, and a higher realized performance revenue compensation ratio. Notes on Performance Revenues (Page 10) (1) We generally earn performance revenues (or carried interest) from our carry funds representing a 20% allocation of profits generated on third-party capital, and on which the general partner receives a special residual allocation of income from limited partners, which we refer to as carried interest, in the event that specified investment returns are achieved by the fund. Disclosures referring to carry funds also include the impact of certain commitments that do not earn carried interest, but are either part of, or associated with, our carry funds. The rate of carried interest, as well as the share of carried interest allocated to Carlyle, may vary across the carry fund platform. See “Non-GAAP Financial Measures” for more information. A reconciliation of accrued performance allocations to total segment net accrued performance revenues is included on page 33. (2) Includes the change in performance revenue accrual from positive or negative movements in portfolio valuation, incremental preferred return and fees, foreign exchange fluctuations and acquisition/divestiture activity. See “Non-GAAP Financial Measures” for more information. See page 31 for a reconciliation of performance revenues to realized net performance revenues. (3) Total for Global Private Equity includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. Notes on Assets Under Management (Pages 11-13) (1) Total Assets Under Management refers to the assets we manage or advise, and reflects the sum of the unrealized Fair Value of Investments and Available Capital. We also include the NGP funds, which are advised by NGP. (2) Available Capital refers to the amount of capital commitments available to be called for investments, which may be reduced for equity invested that is funded via fund credit facility and expected to be called from investors at a later date, plus any additional assets/liabilities at the fund level other than active investments. Amounts previously called may be added back to available capital following certain distributions. (3) Credit (Non-Carry Funds) includes our CLOs, business development companies and related managed accounts, the Carlyle Tactical Private Credit Fund, as well as securitization vehicles and various managed accounts in our Carlyle Aviation business. "Other" includes certain managed account vehicles. Total AUM for Insurance Solutions includes $6 billion related to the investment in Fortitude by Carlyle FRL and third-party strategic investors. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Insurance Solutions AUM as well as in the AUM of the strategy in which they are invested. (4) Performance Fee Eligible AUM represents the AUM of funds for which we are entitled to receive performance allocations, inclusive of the fair value of investments in those funds (which we refer to as “Performance Fee Eligible Fair Value”) and their Available Capital. Performance Fee Eligible Fair Value is “Performance Fee Generating” when the associated fund has achieved the specified investment returns required under the terms of the fund’s agreement and is accruing performance revenue as of the quarter-end reporting date. Funds whose performance allocations are treated as fee-related performance allocations are excluded from these metrics. (5) The In-Carry Ratio represents Performance Fee-Generating Fair Value divided by Total Performance Fee Eligible Fair Value (as defined above). (6) Fee-earning Assets Under Management refers to the assets we manage or advise from which we derive recurring fund management fees, and is calculated as the basis on which management fees would be called, if called on the effective reporting date. We include Fee-earning AUM on the NGP funds, which are advised by NGP.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 37 Notes, continued Notes on Assets Under Management (Pages 11-13) (continued) (7) Pending Fee-earning Assets Under Management refers to commitments that have been raised and will become Fee-earning Assets Under Management upon the activation of recurring fund management fees on the commitments, or as the capital is invested, depending on the fee structure of the fund or vehicle. (8) “Perpetual Capital” refers to the assets we manage or advise which have an indefinite term and for which there is no immediate requirement to return capital to investors upon the realization of investments made with such capital, except as required by applicable law. Perpetual Capital may be materially reduced or terminated under certain conditions, including reductions from changes in valuations and payments to investors, including through elections by investors to redeem their investments, dividend payments, and other payment obligations, as well as the termination of or failure to renew the respective investment advisory agreements. Perpetual Capital includes: (a) assets managed under the strategic advisory services agreement with Fortitude, (b) our Core Plus real estate fund, (c) our business development companies and certain other direct lending products, (d) Carlyle Tactical Private Credit Fund (“CTAC”), (e) our closed-end tender offer Carlyle AlpInvest Private Markets (“CAPM”) funds, and (f) certain other structured credit products. Notes on Key Metrics Activity (Page 14) (1) Inflows include the impact to our AUM of gross fundraising as well as closed reinsurance transactions at Fortitude and corporate acquisitions during the period, if any. (2) Deployment comprises (i) Invested Capital of Carry Funds, (ii) new CLO issuances and incremental capital raised from CLO resets, and (iii) gross originations and other non-carry fund activity. This metric excludes deployment of Fortitude’s general account assets covered by the strategic advisory services agreement into third party investments. (3) Total for Global Private Equity includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. Notes on Segment Highlights (Pages 16-18) (1) Reflects the percentage of Fair Value in our GPE carry funds attributable to investments originated in Q1 2021 or prior. Investments that include follow-on tranches are fully recognized based on the date of the initial investment activity. (2) Insurance Solutions includes $6 billion related to the investment in Fortitude by Carlyle FRL and third-party strategic investors. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Insurance Solutions AUM as well as in the AUM of the strategy in which they are invested. (3) Includes Mezzanine and CAPM funds. Notes on Total AUM and Fee-earning AUM Roll Forwards (Page 22) (1) Inflows generally reflects the impact of gross fundraising as well as closed reinsurance transactions at Fortitude and corporate acquisitions during the period, if any. For funds or vehicles denominated in foreign currencies, this reflects translation at the average quarterly rate. (2) Outflows includes distributions net of recallable or recyclable amounts in our carry funds, related co-investment vehicles, and separately managed accounts, gross redemptions in our open-ended funds, runoff of CLO collateral balances and the expiration of available capital. (3) Market Activity & Other generally represents realized and unrealized gains (losses) on portfolio investments in our carry funds and related co-investment vehicles, and separately managed accounts, as well as the net impact of fees, expenses and non-investment income, change in gross asset value for our business development companies, changes in the fair value of Fortitude’s general account assets covered by the strategic advisory services agreement, and other changes in AUM. (4) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. (5) Inflows represents limited partner capital raised by our carry funds or separately managed accounts for which management fees based on commitments were activated during the period, the fee-earning commitments invested in vehicles for which management fees are based on invested capital, the fee-earning collateral balance of new CLO issuances, closed reinsurance transactions at Fortitude, as well as gross subscriptions in vehicles for which management fees are based on net asset value. Inflows exclude fundraising amounts during the period for which fees have not yet been activated, which are referenced as Pending Fee-earning AUM. (6) Outflows represents the impact of realizations from vehicles with management fees based on remaining invested capital at cost or fair value, changes in basis for funds where the investment period, weighted-average investment period or commitment fee period has expired during the period, reductions for funds that are no longer calling for management fees, gross redemptions in open-ended funds, and runoff of CLO collateral balances. Realizations for funds earning management fees based on commitments during the period do not affect Fee- earning AUM. (7) Market Activity & Other represents realized and unrealized gains (losses) on portfolio investments in our carry funds based on the lower of cost or fair value and net asset value, activity of funds with fees based on gross asset value, and changes in the fair value of Fortitude’s general account assets covered by the strategic advisory services agreement. (8) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. Notes on Fund Performance Tables (Pages 23-26) (1) Represents the original cost of investments since inception of the fund. (2) Represents all realized proceeds since inception of the fund.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 38 Notes, continued Notes on Fund Performance Tables (Pages 23-26) (continued) (3) Represents remaining fair value, before management fees, expenses and carried interest, and may include remaining escrow values for realized investments. (4) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. (5) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information regarding Realized/ Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized MOIC and Gross IRR have limitations as measures of investment performance and should not be considered in isolation. Such limitations include the fact that these measures do not include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. (6) Gross Internal Rate of Return (“Gross IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, before the impact of management fees, partnership expenses and carried interest. For fund vintages 2017 and after, Gross IRR includes the impact of interest expense related to the funding of investments on fund lines of credit. Gross IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Subtotal Gross IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (7) Net Internal Rate of Return (“Net IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees, partnership expenses and carried interest, including current accruals. Net IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. Subtotal Net IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (8) Represents the net accrued performance revenue balance/(giveback obligation) as of the current quarter end. (9) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. (10) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: MENA, CCI, CSSAF I, CPF I, CAP Growth I, CAP Growth II, CBPF II, CAGP IV, ABV 8, ABV 9 and ACCD 2. (11) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CP I, CP II, CP III, CP IV, CEP I, CEP II, CAP I, CAP II, CAP III, CBPF I, CJP I, CJP II, CMG, CVP I, CVP II, CUSGF III, CGFSP I, CEVP I, CETP I, CETP II, CAVP I, CAVP II, CAGP III, CEOF I, Mexico and CSABF. (12) For funds marked “NM,” IRR may be positive or negative, but is not considered meaningful because of the limited time since initial investment and early stage of capital deployment. For funds marked “Neg,” IRR is considered meaningful but is negative as of reporting period end. (13) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate. (14) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: CCR, CER I, and CER II. (15) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CRP I, CRP II, CRP III, CRP IV, CRP V, CRCP I, CAREP I, CAREP II, CEREP I, CEREP II and CEREP III. (16) Aggregate includes the following Legacy Energy funds and related co-investments: Energy I, Energy II, Energy III, Energy IV, Renew I, and Renew II. (17) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: NGP GAP, NGP RP I, NGP RP II, NGP RP III, NGP ETP IV, CPOCP, and CRSEF. (18) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CIP and CPP II. (19) Represents the original cost of investments since the inception of the fund. For CSP III and CSP IV, reflects amounts net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating the fund MOIC. (20) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: SASOF IV, SASOF V, CAPF VII, CICF, CICF II, CAF, and CALF. (21) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CSP I, CSP II, CEMOF I, CSC, CMP I, CMP II, SASOF II, and CASCOF.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 39 Notes, continued Notes on Fund Performance Tables (Pages 23-26) (continued) (22) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by AlpInvest. Excluded from the performance information shown are: (a) investments that were not originated by AlpInvest (i.e., AlpInvest did not make the original investment decision or recommendation); (b) Direct Investments, which was spun off from AlpInvest in 2005; (c) Carlyle AlpInvest Private Markets (CAPM); and (d) LP co-investment vehicles managed by AlpInvest. As of March 31, 2025, these excluded portfolios amounted to approximately $9.8 billion of AUM in the aggregate. (23) To exclude the impact of FX, all foreign currency cash flows have been converted to the currency representing a majority of the capital committed to the relevant fund at the reporting period spot rate. (24) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying investments, before management fees, expenses and carried interest at the AlpInvest level. (25) Includes ASF VIII - SMAs, ACF IX - SMAs, AlpInvest Strategic Portfolio Finance II, AlpInvest Atom Fund, AlpInvest Atom Fund II, all mezzanine investment portfolios, all ‘clean technology’ private equity investment portfolios, all strategic portfolio finance SMAs, and any state-focused investment mandate portfolios. (26) “ASF” stands for AlpInvest Secondaries Fund, “ACF” stands for AlpInvest Co-Investment Fund, and “SMAs” are Separately Managed Accounts. “ASF - SMAs” and “ACF - SMAs” reflect the aggregated portfolios of investments held by SMAs within the relevant strategy, which invest alongside the relevant ASF or ACF (as applicable). Strategic SMAs reflect the aggregated portfolios of co-investments made by SMAs sourced from the SMA investor’s own private equity fund investment portfolio. Other SMAs reflect the aggregated portfolios of investments within the relevant strategy that began making investments in the corresponding time periods. Co-Investments SMAs 2014-2016 does not include two SMAs that started in 2016 but invested a substantial majority alongside ACF VII. These two SMAs have instead been grouped with ACF VII - SMAs. An SMA may pursue multiple investment strategies and make commitments over multiple years. (27) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying investments, after management fees, expenses and carried interest. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. (28) The fund step-down date represents the contractual step-down date under the respective fund agreements for funds on which the fee basis step-down has not yet occurred. Funds without a listed Fee Initiation Date and Step-down Date have not yet initiated fees. (29) All amounts shown represent total capital commitments as of March 31, 2025. Certain of our recent vintage funds are currently in fundraising and total capital commitments are subject to change. Capital Committed for CEMOF II reflects original committed capital of $2.8 billion, less $1.1 billion in commitments which were extinguished following a Key Person Event. (30) Net accrued carry presented excludes net accrued carry retained as part of the sale of Metropolitan Real Estate on April 1, 2021. There was no net accrued carry balance for Metropolitan Real Estate as of March 31, 2025. (31) Funds are included when all investments have been realized. There may be remaining fair value and net accrued carry where there are outstanding escrow balances or undistributed proceeds. (32) Gross IRR and Net IRR reflect the performance of equity commitments in CCOF III PSV. Notes on Reconciliation for Distributable Earnings per Share (Page 28) (1) Estimated current corporate, foreign, state and local taxes represents the total U.S. GAAP Provision (benefit) for income taxes adjusted to include only the current tax provision (benefit) applied to Net income (loss) attributable to The Carlyle Group Inc. This adjustment, used to calculate Distributable Earnings, Net attributable to common stockholders, reflects the benefit of deductions available to the Company on certain expense items that are excluded from the underlying calculation of Distributable Earnings, such as equity-based compensation expense, amortization of acquired intangible assets, and other charges (credits) related to corporate actions and non-recurring items that affect period-to-period comparability and are not reflective of the Company’s operational performance. Management believes that using the estimated current tax provision (benefit) in this manner more accurately reflects earnings that are available to be distributed to common stockholders. (2) Estimated DE effective tax rate is calculated as the estimated current corporate, foreign, state and local taxes divided by Distributable Earnings. Note on Reconciliation of GAAP to Total Segment Information (Page 31) (1) Adjustments to performance revenues and principal investment income (loss) relate to (i) unrealized performance allocations net of related compensation expense and unrealized principal investment income, which are excluded from the segment results, (ii) amounts earned from the Consolidated Funds, which were eliminated in the U.S. GAAP consolidation but were included in the segment results, (iii) amounts attributable to non-controlling interests in consolidated entities, which were excluded from the segment results, (iv) the reclassification of NGP performance revenues, which are included in principal investment income in U.S. GAAP financial statements, (v) the reclassification of fee related performance revenues, which are included in fund level fee revenues in the segment results, and (vi) the reclassification of tax expenses associated with certain foreign performance revenues. Adjustments to principal investment income (loss) also include the reclassification of earnings for the investments in NGP Management and its affiliates to the appropriate operating captions for the segment results, the exclusion of charges associated with the investment in NGP Management and its affiliates that are excluded from the segment results and the exclusion of the principal investment loss from the dilution of the indirect investment in Fortitude.